EXHIBIT 11



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                         CONSENT OF INDEPENDENT AUDITORS






The Board of Trustees and Shareholders
Norwest Select Funds:


     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.



                                              /s/ KPMG Peat Marwick LLP
                                             -------------------------------
                                                  KPMG Peat Marwick LLP





Boston, Massachusetts
April 29, 1998